UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

CLOUGH GLOBAL EQUITY FUND

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange  Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CLOUGH GLOBAL EQUITY FUND
(“GLQ” or the “Fund”)

1290 Broadway, Suite 1100
Denver, CO 80203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 5, 2017

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, on August 3, 2017 at 10:00 a.m. (Eastern time).

YOUR FUND IS UNDER ATTACK BY AN ACTIVIST HEDGE FUND.

THIS MEETING IS VERY IMPORTANT BECAUSE AN ACTIVIST HEDGE FUND HAS TAKEN A POSITION IN THE FUND AND ANNOUNCED ITS INTENTION TO ELECT THREE NEW NOMINEES TO THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”) AT THE MEETING.

During the Meeting, you will be asked to vote on the following proposal for the Fund:

1. Shareholders are being asked to elect three (3) Trustees of the Fund, each to hold office for the term indicated and until their successor shall have been elected and qualifies (Proposal 1);

2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the enclosed Proxy Statement.

This year the Board undertook an extensive search for new independent Trustee candidates to seek fresh expertise and opinions. After a robust search process, the Board appointed Karen DiGravio as a new independent Trustee, with her term set to commence upon the retirement of Richard Rantzow at the conclusion of the Annual Meeting of Shareholders. The Board also nominated Clifford J. Weber as a new independent Trustee with his term set to commence upon election to succeed John Mee at the Annual Meeting of Shareholders. Ms. DiGravio brings significant expertise in the areas of accounting, finance and compliance. Similarly, Mr. Weber has extensive experience with financial product innovation, closed-end funds, and ETFs. The Board believes that Ms. DiGravio's and Mr. Weber's fresh and independent ideas, perspectives and experiences will further enhance the Board's ability to serve the long-term interests of the Fund and its shareholders.

1

The close of business on May 4, 2017 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS EXTREMELY IMPORTANT, ESPECIALLY IN LIGHT OF THE ACTIVIST HEDGE FUND’S NOMINEES, WHICH ARE UNANIMOUSLY OPPOSED BY THE BOARD.

Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR the Fund’s nominees (Proposal 1) by promptly completing, signing, dating, and returning the enclosed WHITE proxy card in the self-addressed envelope.

PLEASE DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM THE ACTIVIST HEDGE FUND OR GIVE YOUR VOTE TO INVESTORCOM OVER THE PHONE, EVEN TO WITHHOLD VOTES ON THE NOMINEES, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE FUND’S NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

By Order of the Board of Trustees of:
Clough Global Equity Fund

Edmund J. Burke
Trustee and President

[INTENTIONALLY LEFT BLANK]

CLOUGH GLOBAL EQUITY FUND
 (“GLQ” or the “Fund”)

ANNUAL MEETING OF SHAREHOLDERS

To be Held on August 3, 2017

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Thursday, August 3, 2017, at 10:00 a.m. Eastern Time, at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, and at any adjournments thereof.

The close of business on May 4, 2017, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

This Proxy Statement is first being sent to shareholders on or about June 6, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on August 3, 2017: The Fund’s Proxy Statement is available at www.okapivote.com/Clough.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended October 31, 2016, is available upon request, without charge, by writing to the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by calling the Fund at 1.877.256.8445, or via the internet at www.cloughglobal.com.

The Fund has one class of capital stock: common shares of beneficial interest, par value $0.001 (the “Shares”). The holders of Shares of the Fund are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share of the Fund held on such matters where the Shares are entitled to be cast. As of the Record Date, there were 17,641,104.600 Shares outstanding.
The holders of a majority of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment for a Meeting will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

IMPORTANT INFORMATION ABOUT YOUR VOTE

Who is asking for my vote?

In this proxy statement for the 2017 Annual Meeting of Shareholders for the Clough Global Equity Fund (“GLQ” or the “Fund”), the Board of Trustees of the Fund (the “Board” or the “Trustees”) is unanimously asking you to vote on the proposal below in the following manner:

Proposal 1. “FOR” the election of Edmund Burke, Vincent Versaci and Clifford J. Weber to serve as Trustees of the Fund.

You may receive a different proxy statement from an activist hedge fund (along with a GOLD proxy card), seeking approval of its three dissident nominees who are unfamiliar with the Fund.  Please discard any GOLD proxy card that you receive from the activist hedge fund. Do not return it, even to withhold votes from the activist hedge fund’s nominees, because doing so will cancel out your vote on the Fund’s WHITE proxy card.

In addition, you may receive calls from representatives of the activist hedge fund’s proxy solicitor, InvestorCom. Please do not give your vote over the phone to InvestorCom, even to withhold votes from the activist hedge fund’s nominees, as this will also cancel out your vote on the Fund’s WHITE proxy card.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

Who are the Nominees Proposed by the Board?

The Board’s nominees for the Fund’s Board of Trustees are Edmund Burke, Vincent Versaci and Clifford J. Weber.

The Board’s nominees, together with other Trustees on the Board, are (and in the case of Mr. Weber, will be) focused on honoring their fiduciary obligations and creating sustainable value for all shareholders by seeking the Fund’s stated investment objective. Under the leadership of the current Board, the Fund has generated competitive performance and has consistently paid a high distribution on a regular basis. The Board has also taken significant steps to ensure that the Fund operates in a responsible manner to protect and advance the interests of all shareholders, and not just a select few whose interests are in direct conflict with the Fund’s long-term objectives and the interests of the Fund’s long-term shareholders. In contrast, the dissident nominees are unfamiliar with the Fund and, based on the limited information the activist hedge fund has provided to the Fund, appear to have little to no experience serving on the board of a closed-end fund. The Board believes that the dissident nominees will seek to advance the short-term goals of the activist hedge fund that nominated them rather than the long-term goals of Fund shareholders.

For these reasons, as further discussed in the Proxy Statement, we urge you to vote FOR the Fund’s nominees, and not the dissident nominees, by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

How will my WHITE proxy card be voted?

WHITE proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the WHITE proxy card, but don’t specify a vote on the proposal, your shares will be voted FOR the election of the Fund’s nominees recommended by the Board (Proposal 1).

What should I do with other proxy cards I receive?

We urge you to vote your Fund’s WHITE proxy card and discard the gold proxy card you may receive from the activist hedge fund and not to give your vote to InvestorCom over the phone. If you have already sent back the gold proxy card or given your vote to InvestorCom over the phone, you can still change your vote – by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the gold proxy card you previously completed or your vote given to InvestorCom over the phone. If you have already sent in the enclosed WHITE proxy card, please do not send back the gold proxy card you may receive from the activist hedge fund or give your vote to InvestorCom over the phone, even to withhold votes from the activist hedge fund’s nominees because doing so will cancel out your prior vote on the enclosed WHITE proxy card.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

Returning the activist hedge fund’s gold proxy card or giving your vote to InvestorCom over the phone will revoke any WHITE proxy card previously returned to the Fund, even if you withhold votes on the activist hedge fund’s nominees. Therefore, PLEASE DISCARD THE GOLD PROXY CARD FROM THE ACTIVIST HEDGE FUND AND ONLY RETURN THE ENCLOSED WHITE PROXY CARD. PLEASE DO NOT GIVE YOUR VOTE TO INVESTORCOM OVER THE PHONE.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board’s nominees to serve as Trustees and other important information about the Fund, its management and its operations.

You may also receive a proxy statement from an activist hedge fund managed by Saba Capital Management, L.P. (“Saba”), seeking your proxy to elect other nominees to serve as trustees of the Fund and making claims about the Fund’s performance and fees. Saba, through its hedge funds, invests in closed-end funds and has a history of attempting to cash in on one-time or short-term gains by causing the closed-end funds to conduct debilitating tender offers, open-end fund conversions or other liquidity events. Saba does this to benefit its own hedge funds and to be paid higher fees, and not to benefit the shareholders of the closed-end funds it attacks. Do not be fooled into thinking that Saba’s actions are for the benefit of all shareholders. Your Board believes that Saba's actions are harmful to long term shareholders in the Fund. For example, funds forced into these types of activist actions may be left with significantly less assets and higher expenses and fees, and the remaining shareholders in these funds may see their distributions reduced.

In contrast to the claims made by Saba, the Board believes you should have the following information.

THE FACTS:

•
The Fund’s year-to-date (through April 30, 2017) and 1, 3 and 5 year performance is 13.7%, 16.0%, 6.0%, and 37.1% at net asset value (“NAV”), respectively. These returns are within the range of the returns of the Fund’s peers and stated benchmark.* On market price, the Fund has returned 19.4%, 32.5%, 15.9%, and 61.7%, year to date and over the past 1, 3, and 5 year time periods, respectively. This outpaces its peers in each time period (see additional information on returns on page 7 of this proxy).

•
In its proxy materials, Saba compares the expenses of the Fund to the entire universe of closed-end funds, without any regard to the appropriateness of this comparison. It is clear to see that this is a very poor and misleading comparison. The majority of closed-end funds constituting the group used by Saba are domestic fixed income funds that do not combine leverage and shorting. By contrast, your Fund is a global equity fund that utilizes leverage and shorting in attempting to enhance investment returns. This type of fund will, by necessity, typically have higher expenses than domestic fixed income funds due to the complex nature of its investment activities. Moreover, the Board has also taken steps to reduce Fund expenses in an effort to enhance shareholder value and make the Fund’s shares more attractive to the market. On an annualized basis, for the 6 month period ending on April 30, 2017 as compared to the fiscal year ending October 31, 2015, Fund expenses have been reduced at least 33%.

•
When the Fund is compared to an appropriate group of peer funds, and expenses are normalized to account for differences in managed assets and the costs of interest on borrowings and short sales, a more appropriate comparison of the Fund’s expenses can be made.  Placed in context, the Fund’s expense ratio is very competitive with its peers.We employed an independent third party research firm to compare the Fund’s expense ratio, excluding expenses such as interest on leverage and shorting costs, to an appropriate peer group. Based on independent analysis, this third party research firm found that your Fund’s expenses of 1.25% on managed assets (exclusive of leverage and shorting costs) was consistent within its peer group of 11 funds (the median expense level of this group was 1.22%). The Fund’s expense ratio on managed assets (inclusive of leverage and shorting costs) is 2.03%, calculated as of October 31, 2016. Additional information regarding the Fund’s expenses, including its total expense ratio on net assets (inclusive of leverage and shorting costs) can be found in the Fund’s annual report to shareholders, which is available free of charge by contacting the Fund.

•
Your Board has taken several actions to attempt to make the Fund’s shares more attractive with the aim of reducing the market discount for ALL shareholders for the long term, and not just for an activist hedge fund looking for a quick pay-out. Your Trustees have raised the distribution rate, increased the frequency of payments to monthly (from quarterly) and instituted share buy-back programs.

To further its own agenda, Saba has nominated three handpicked dissident candidates for election to your Fund’s Board, and has positioned themselves as aligned in this effort with the Fund’s investors. This is also abjectly misleading. Saba, as an investment manager seeking to enhance the returns of its clients, owes a duty only to its private funds that have invested in the Fund, not to the Fund’s shareholders. The dissident nominees are unfamiliar with the Fund and, based on the limited information that Saba has provided to the Fund, appear to have little to no experience serving on the board of a closed-end fund. Nonetheless, the Board was willing to consider their candidacy and come to some assessment of their potential value to the Fund and its shareholders. Unfortunately, Saba declined to allow their handpicked nominees to participate in the Board’s vetting process for evaluating potential candidates to the Board. During this process, Saba refused to have its dissident nominees even do so much as complete a questionnaire to allow the Board to properly evaluate their candidacy. The Board finds it troubling that Saba would refuse to provide information requested by the Board to exercise its basic oversight responsibilities to make an independent determination of whether a candidate to serve on the Board would be statutorily disqualified and whether particular disclosure about the nominee would be required in public filings. The Board’s process in evaluating nominees is a critically important function that is designed to ensure that shareholders are represented by knowledgeable and serious trustees who have all shareholders’ best interests in mind, and not just the interests of one shareholder with its own agenda. If Saba’s nominees are capable of meeting these standards, it is inexplicable that Saba would seek to prevent the Board from being able to properly make that assessment.

*	MSCI World Index.

Your Board has nominated three Trustees, who are experienced, well-qualified and familiar with the operations of registered investment companies. The Board has spent significant time reviewing current and prospective members in order to both self-evaluate on a regular basis, as well as to seek fresh expertise and opinions that could assist it in overseeing the Fund. In this regard, the Board nominated The Honorable Vincent W. Versaci to serve as a Trustee of the Fund in 2013. Additionally, this year the Board undertook an extensive search for new independent Trustee candidates. After assessing dozens of strong potential candidates and conducting numerous interviews, this search resulted in the appointment of Karen DiGravio as new independent Trustee, with her term set to commence upon the retirement of Richard Rantzow, and the nomination of Clifford J. Weber as a new independent Trustee with his term set to commence upon election to succeed John Mee. Mr. Rantzow is expected to retire from the Board at the conclusion of the Annual Meeting of Shareholders and Mr. Mee will not seek reelection as a Trustee at the Annual Meeting of Shareholders. As shown by her biographical information below, Ms. DiGravio brings significant expertise in the areas of accounting, finance and compliance. Similarly, Mr. Weber’s biographical information illustrates extensive experience with financial product innovation, closed-end funds, and ETFs. The Board believes that Ms. DiGravio’s and Mr. Weber’s fresh and independent ideas, perspectives and experiences will further enhance the Board’s ability to serve the long-term interests of the Fund and its shareholders.

Further, to fill a recent vacancy on the Board, the Board also recently appointed Kevin McNally as a new Trustee. As shown by his biographical information below, Mr. McNally has extensive experience in the management, establishment and operation of closed-end funds. Globally, Mr. McNally is considered one of the foremost experts on closed-end funds.

Your Board strongly believes that the continuing Trustees, who have consistently demonstrated their ability to deliver value to Fund shareholders, combined with the new Trustees, will be the best team to look out for YOUR LONG TERM INTERESTS and achieve the Fund’s investment goal of providing high current income and capital appreciation as a closed-end fund.

Your Board is committed to vigorously defending your Fund against Saba’s short term agenda. Your Board will be fighting for ALL shareholders and will not be pressured by Saba into making decisions that benefit Saba’s immediate interests at the expense of the Fund and your investment.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters using the WHITE proxy card:

PROPOSAL 1:
ELECTION OF NOMINEES
TO THE FUND’S BOARD OF TRUSTEES

The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire.

The Board’s Nominees for the Fund’s Board of Trustees

Listed below are the Board’s nominees to serve as Trustees on the Board of the Fund. Mr. Burke and Mr. Versaci are each currently a Trustee of the Fund. Mr. Burke, Mr. Versaci and Mr. Weber have each been nominated by the Board for election to a three-year term to expire at the Fund’s 2020 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualifies.

Proposal 1	Class	Expiration of Term if Elected
Independent Trustee/Nominee
Vincent W. Versaci	Class III	2020 Annual Meeting
Clifford J. Weber	Class III	2020 Annual Meeting
Interested Trustee/Nominee
Edmund J. Burke	Class III	2020 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated their consent to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information about each Trustee’s Professional Experience and Qualifications

Messrs. Burke, Versaci and Mr. Weber each have significant experience with the operations of investment vehicles, such as the Fund. Each of the Fund’s nominees also has substantial corporate or other professional experience that makes it appropriate for him to serve on the Board.

Under the stewardship of the Trustees, as shown in the tables below, the Fund’s performance at market price and NAV has been consistently competitive, both in absolute terms and relative to its benchmark index.

TOTAL RETURNS† BASED ON NET ASSET VALUE (through April 30, 2017)

Name	YTD	1 Year	3 Year	5 Year
Clough Global Equity Fund	13.7%	16.0%	6.0%	37.1%
Benchmark Index*	9.0%	14.8%	9.2%	38.5%
Peer Group†† Average	9.1%	14.1%	7.5%	38.0%

TOTAL RETURNS† BASED ON MARKET PRICE (through April 30, 2017)

Name	YTD	1 Year	3 Year	5 Year
Clough Global Equity Fund	19.4%	32.5%	15.9%	61.7%
Benchmark Index*	8.2%	15.3%	20.1%	65.5%
Peer Group†† Average	14.7%	23.0%	14.1%	46.0%

†	Fund returns are shown on a cumulative basis. Source: Bloomberg.
††	The Peer Group is comprised of closed-end funds categorized as “Global Funds” by the Closed-End Fund Association.
*
The Fund’s benchmark index, the MSCI World Index, is a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI. Source: Bloomberg.

Past performance is not indicative of future results.

The Board is very proactive in monitoring the level of the discount and balancing the Fund’s ability to achieve its investment objective over the long term with the benefits of narrowing the difference between the market price of the Shares and their net asset value. The Fund has maintained a very attractive distribution rate and has paid cumulative distributions totaling $16.91 per share since inception. The Board has taken several actions to attempt to make the Fund's Shares more attractive with the aim of reducing the market discount for ALL shareholders for the long term, and not just for an activist hedge fund looking for a quick pay-out. Your Trustees have raised the distribution rate, increased the frequency of payments to monthly (from quarterly) and instituted share buy-back programs. Your Board has also taken steps to reduce Fund expenses. On an annualized basis, for the 6 month period ending on April 30, 2017 versus the fiscal year ending October 31, 2015, Fund expenses have been reduced at least 33%. Over the last year, the fund’s discount to NAV has been reduced to 6.5% as of the Record Date.

The Board has spent significant time reviewing current and prospective members in order to both self-evaluate on a regular basis, as well as to seek fresh expertise and opinions that could assist it in overseeing the Fund. In this regard, the Board nominated The Honorable Vincent Versaci to serve as a Trustee of the Fund in 2013. Additionally, this year the Board undertook an extensive search for new independent Trustee candidates. After assessing dozens of strong potential candidates and conducting numerous interviews, this search resulted in the appointment of Ms. DiGravio as a new independent Trustee, with her term set to commence upon the retirement of Mr. Rantzow, and the nomination of Mr. Weber as a new independent Trustee with his term set to commence upon election to succeed Mr. Mee. Mr. Rantzow is expected to retire from the Board at the conclusion of the Annual Meeting of Shareholders and Mr. Mee will not seek reelection as a Trustee at the Annual Meeting of Shareholders. As shown by her biographical information below, Ms. DiGravio brings significant expertise in the areas of accounting, finance and compliance. Similarly, Mr. Weber’s biographical information illustrates extensive experience with financial product innovation, closed-end funds and ETFs. The Board believes that Ms. DiGravio’s and Mr. Weber’s fresh and independent ideas, perspectives and experiences will further enhance the Board’s ability to serve the long-term interests of the Fund and its shareholders.

Provided below is a brief summary of the specific experience, qualifications, attributes or skills that caused the Board to consider Ms. DiGravio and Mr. Weber as persons to serve on the Board of the Fund, which is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Ms. DiGravio – Ms. DiGravio has over 21 years of industry experience focused on finance, accounting, compliance and risk management in the asset management industry. Most recently, she was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management, a Boston based asset manager with over $12 Billion in assets under management. She was also a member of the Westfield Advisory Board. While at Westfield, Ms. DiGravio led the finance, accounting and compliance functions and chaired the firm’s Operating and Risk Management Committee. A graduate of Connecticut College, Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council. It is anticipated that Ms. DiGravio will serve as the Fund’s Audit Committee Financial Expert.

Mr. Weber – Mr. Weber has more than 25 years of experience in the financial markets where he has successfully led businesses and created products in exchange-traded funds (ETFs) and listed derivatives. His areas of expertise include trading markets and derivatives regulation. He currently provides consulting services to the financial industry and serves as an independent trustee of certain mutual funds, ETFs and variable annuity trusts. From 2013 to 2015 he was Executive Vice President of Global Index and Exchange Traded Products at the NYSE, and Executive Vice President, Head of Strategy and Product Development at NYSE Liffe from 2008 to 2013. Prior to that, Mr. Weber spent 18 years at the American Stock Exchange (Amex) where he was instrumental in the development of the Amex’s dominant ETF business, running that from 2000-2008, and the Amex’s Closed-End Fund business. He received a B.A. degree in Biochemistry from Dartmouth College, and an M.S.E. degree in Systems, with a concentration in Operations Research, from the University of Pennsylvania. He has been featured in numerous media publications and financial shows, has been published in various financial publications, and is co-author of “Equity Flex Options: The Financial Engineer’s Most Versatile Tool.” He is a named inventor on eighteen issued patents, and on three patent applications currently pending – all in the field of financial innovation.

Further, to fill a recent vacancy on the Board, the Board also recently appointed Kevin McNally as a new Trustee. As shown by his biographical information below, Mr. McNally has extensive experience in the management, establishment and operation of closed-end funds. Globally, Mr. McNally is considered one of the foremost experts on closed-end funds.

Your Board strongly believes that the continuing Trustees, who have consistently demonstrated their ability to deliver value to Fund shareholders, combined with the new Trustees, will be the best team to look out for YOUR LONG TERM INTERESTS and achieve the Fund’s investment goal of providing high current income and capital appreciation as a closed-end fund.

In contrast, the dissident nominees are unfamiliar with the Fund and seemingly with closed-end funds generally and may seek to advance the short-term goals of the activist hedge fund that nominated them rather than the long-term goals of Fund shareholders. During this process, the dissident nominees refused to even complete a questionnaire to allow the Board to properly evaluate their candidacy. As a result, the Board intends to vigorously contest the election of the activist hedge fund’s nominees. We urge you to vote FOR the Board’s nominees by promptly completing, signing, dating and returning the enclosed WHITE proxy card. PLEASE DISCARD THE GOLD PROXY CARD FROM THE ACTIVIST HEDGE FUND AND PLEASE DO NOT GIVE YOUR VOTE TO INVESTORCOM OVER THE PHONE.

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted his consideration as a Trustee/Nominee to the Board of the Fund, which is registered as an investment company under the 1940 Act.

Robert L. Butler – Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984, Mr. Butler was a Vice-President of the National Association of Securities Dealers (currently Financial Industry Regulatory Authority). Mr. Butler has served as Trustee since the Fund’s inception and as Chairman of the Board for the Fund since 2006. Mr. Butler has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for the Fund. In addition, since being elected to the Board, Mr. Butler has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, including but not limited to, oversight of portfolio management, legal and regulatory matters, compliance, preparation of financial statements and oversight of the Fund’s multiple service providers. Mr. Butler has served as Trustee of each of Clough Global Dividend and Income Fund (“GLV”) and Clough Global Opportunities Fund (“GLO”) since each fund’s inception and as Chairman of the respective Board of Trustees of GLV and GLO since 2006. Mr. Butler has also served as a member of the respective Audit Committee and Nominating Committee of GLV and GLO during his tenure as a Trustee to such funds. Each of GLV and GLO are advised by Clough Capital Partners L.P., the Fund’s adviser (the “Adviser” or “Clough”). The Board of Trustees, in its judgment of Mr. Butler’s professional experience in the financial services industry, including extensive involvement with international investing and as a trustee of closed-end investment companies, believes Mr. Butler contributes a diverse perspective to the Board.

Adam D. Crescenzi – Mr. Crescenzi is currently an Associate Trustee of Dean College and founding partner of Simply Tuscan Imports LLC. He currently serves as a Director of two non-profit organizations and as a member of the Board of Governors for the Naples Botanical Gardens and the Club Pelican Bay. Mr. Crescenzi graduated from the Greater Naples Leadership program in 2014. He previously served as a Trustee of Dean College from 2003 to 2015. He has been a founding partner and investor of several start-up technology and service firms, such as Telos Partners, a strategic business advisory firm, Creative Realties, Inc. a creative arts technology firm, and ICEX, Inc., whose principal business is web-based corporate exchange forums. Prior to being involved in multiple corporate start-ups, Mr. Crescenzi retired from CSC Index as Executive Vice-President of Management Consulting Services. During his career, Mr. Crescenzi has also served with various philanthropic organizations such as the Boston College McMullen Museum of Arts. Mr. Crescenzi has served as Trustee since the Fund’s inception. Mr. Crescenzi has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for the Fund. Mr. Crescenzi has served as Chairman of the Nominating Committee for the Fund since 2006. In addition, since being elected to the Board, Mr. Crescenzi has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, including but not limited to, oversight of portfolio management, legal and regulatory matters, compliance, preparation of financial statements and oversight of the Fund’s multiple service providers. Mr. Crescenzi has served as Trustee of each of GLV and GLO since each fund’s inception. Mr. Crescenzi has also served as a member of the respective Audit Committee and Nominating Committee of GLV and GLO during his tenure as a Trustee to such funds. Mr. Crescenzi has served as Chairman of the respective Nominating Committee for GLV and GLO since 2006. The Board of Trustees, in its judgment of Mr. Crescenzi’s professional experience with emergent businesses, strategic consulting and as a trustee of closed-end investment companies, believes Mr. Crescenzi contributes a diverse perspective to the Board.

John F. Mee, Esquire – Mr. Mee was a practicing attorney for over 40 years with experience in both Massachusetts’ state and Federal District Court. Mr. Mee retired from the practice of law in 2016. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts and the Middlesex and Central Middlesex Bar Associations. He was an instructor in the Harvard Law School Trial Advocacy Workshop from 1990 to 2009. During his legal career, Mr. Mee has also served as a director with various philanthropic organizations such as Holy Cross Alumni Association and the Concord Carlisle Scholarship Fund. Mr. Mee has served as Trustee since the Fund’s inception. Mr. Mee has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for the Fund. In addition, since being elected to the Board, Mr. Mee has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, including but not limited to, oversight of portfolio management, legal and regulatory matters, compliance, preparation of financial statements and oversight of the Fund’s multiple service providers. Mr. Mee has served as Trustee of each of GLV and GLO since each fund’s inception. Mr. Mee has also served as a member of the respective Audit Committee and Nominating Committee of GLV and GLO during his tenure as a Trustee to such funds. The Board of Trustees, in its judgment of Mr. Mee’s professional experience as a reputable attorney and as a trustee of closed-end investment companies, believes Mr. Mee contributes a diverse perspective to the Board. Mr. Mee will not seek reelection as a Trustee after his term has expired at the Annual Meeting of Shareholders.

Richard C. Rantzow – Mr. Rantzow, a Certified Public Accountant, has over 40 years of experience in the finance industry and has served in a variety of roles. Mr. Rantzow during his nearly 30 year career at Ernst & Young, an independent public accounting firm, served as an audit partner and office managing partner. At Ernst & Young, he was responsible for the auditing of financial statements for a variety of companies, which included financial institutions. In addition, Mr. Rantzow also currently serves as Trustee and Audit Committee Chairman of the Liberty All-Star Equity Fund and Director and Audit Committee Chairman of the Liberty All-Star Growth Fund, each a closed-end investment company. Mr. Rantzow has served as Trustee since the Fund’s inception and Vice-Chairman of the Board for the Fund since 2006. Mr. Rantzow has also served as Chairman and Audit Committee Financial Expert of the Audit Committee and as a member of the Nominating Committee during his tenure as a Trustee for the Fund. In addition, since being elected to the Board, Mr. Rantzow has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, including but not limited to, oversight of portfolio management, legal and regulatory matters, compliance, preparation of financial statements and oversight of the Fund’s multiple service providers. Mr. Rantzow has served as Trustee of each of GLV and GLO since each fund’s inception and Vice-Chairman of the Board of Trustees to such funds since 2006. Mr. Rantzow has also served as Chairman of the respective Audit Committee and a member of the respective Nominating Committee of GLV and GLO during his tenure as a Trustee to each fund. The Board of Trustees, in its judgment of Mr. Rantzow’s professional experience in the preparation and auditing of financial statements for financial institutions and as a trustee of closed-end investment companies, believes Mr. Rantzow contributes a diverse perspective to the Board. Mr. Rantzow expects to retire from the Board at the conclusion of the Annual Meeting of Shareholders.

Jerry G. Rutledge – Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business that has operated for over 40 years. As a recognized community leader in the state of Colorado, Mr. Rutledge was elected as a Regent at the University of Colorado in 1994 and retired in 2007. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital and is a Trustee of Financial Investors Trust, an open-end investment company, and the Principal Real Estate Income Fund, a closed-end investment company. Mr. Rutledge also served as a Director of the American National Bank until 2009. Mr. Rutledge has served as Trustee since the Fund’s inception. Mr. Rutledge has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for the Fund. In addition, since being elected to the Board of Trustees, Mr. Rutledge has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, including but not limited to, oversight of portfolio management, legal and regulatory matters, compliance, preparation of financial statements and oversight of the Fund’s multiple service providers. Mr. Rutledge has served as Trustee of each of GLV and GLO since such fund’s inception. Mr. Rutledge has also served as a member of the respective Audit Committee and Nominating Committee of GLV and GLO during his tenure as a Trustee to such funds. The Board of Trustees, in its judgment of Mr. Rutledge’s leadership, long-term professional success in operating a business in a competitive industry and as a trustee of closed-end investment companies, believes Mr. Rutledge contributes a diverse perspective to the Board.

Hon. Vincent W. Versaci – Judge Versaci has served as a Judge and Supreme Court Justice in the State of New York since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts. Judge Versaci has served as a member of the Fund’s Audit Committee, Nominating Committee and as a Trustee since March 2013. In addition, since being elected to the Board, Judge Versaci has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, including but not limited to, oversight of portfolio management, legal and regulatory matters, compliance, preparation of financial statements and oversight of the Fund’s multiple service providers. Judge Versaci has served as Trustee of each of GLV and GLO since March 2013. Judge Versaci has also served as a member of the respective Audit Committee and Nominating Committee of GLV and GLO during his tenure as a Trustee to such funds. The Board of Trustees, in its judgment of Judge Versaci’s professional experience as a reputable attorney and judge, believes Judge Versaci contributes a diverse perspective to the Board.

Edmund J. Burke – Mr. Burke joined ALPS Fund Services, Inc. (“ALPS”) in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc. (a wholly-owned subsidiary of DST Systems, Inc. (“DST”)), and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. These organizations specialize in the day-to-day operations associated with both open- and closed-end investment companies, exchange traded funds and hedge funds. In addition, Mr. Burke is also currently Trustee, Chairman and President of the Financial Investors Trust, an open-end investment company, Trustee and President of Clough Funds Trust, an open-end investment company, and Trustee and Vice-President of the Liberty All-Star Equity Fund and Director and Vice President of the Liberty All-Star Growth Fund, Inc., each a closed-end investment company. Additionally, Mr. Burke is on the Board of Directors of Boston Financial Data Services, Inc., a financial services solutions provider. Mr. Burke has served as Trustee for the Fund since 2006 and as an Interested Trustee (as defined herein) he does not serve as a member of the Audit and Nominating Committees. In addition, since being elected to the Board, Mr. Burke has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, including but not limited to, oversight of portfolio management, legal and regulatory matters, compliance, preparation of financial statements and oversight of the Fund’s multiple service providers. Mr. Burke has served as an interested Trustee of each of GLV and GLO since 2006 and does not serve on a committee for such funds. The Board of Trustees, in its judgment of Mr. Burke’s long-term professional experience with operational requirements and obligations in operating closed-end investment companies and as a trustee of closed-end investment companies, believes Mr. Burke contributes a diverse perspective to the Board.

Kevin McNally – Mr. McNally was elected a Trustee by the Board of Trustees to replace James E. Canty on April 30, 2017. He is currently a Managing Director at Clough Capital Partners L.P. and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. He has over 24 years of industry experience focusing almost exclusively on closed-end funds. Prior to joining Clough in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, where he was instrumental in launching approximately $13 billion in total assets of CEFs, including the three Clough CEFs. Prior to that, Mr. McNally was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. He has been quoted in The Wall Street Journal, Barrons, and several other publications and has also appeared on TV as a closed-end fund and ETF expert. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees during the last five years is provided in the table below.

The Board unanimously recommends that you vote FOR the Board’s nominees. Please promptly complete, sign, date, and return the enclosed WHITE proxy card.

PLEASE DISCARD AND DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM THE ACTIVIST HEDGE FUND OR GIVE YOUR VOTE TO INVESTORCOM OVER THE PHONE, EVEN TO WITHHOLD VOTES ON THE ACTIVIST HEDGE FUND’S NOMINEES, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE NOMINEES RECOMMENDED BY THE BOARD.

Additional Information about each Trustee/Nominee and the Fund’s Officers

The table below sets out the names, addresses and years of birth of the nominees, Trustees and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee of the Fund Complex and their other directorships of public companies.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since 2005 Term expires 2019	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	Mr. Butler is Chairman and Trustee of GLV and GLO.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Adam D. Crescenzi 1942	Trustee	Trustee since 2005 Term expires 2018	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms. He currently serves as an Associate Trustee of Dean College and previously served as a Trustee from 2003 to 2015. He also serves as a Director of two non-profit organizations and as a member of the Board of Governors for the Naples Botanical Gardens and the Club Pelican Bay. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	Mr. Crescenzi is a Trustee of GLV and GLO.
John F. Mee 1943	Trustee	Trustee since 2005 Term expires 2017††	Mr. Mee has over 40 years of experience as an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	Mr. Mee is a Trustee of GLV and GLO.
Richard C. Rantzow 1938	Vice-Chairman of the Board and Trustee	Trustee since 2005 Term expires 2019†	Mr. Rantzow has over 40 years’ experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3
Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund; Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc.; and Vice-Chairman and Trustee of GLV and GLO.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Jerry G. Rutledge 1944	Trustee	Trustee since 2005 Term expires 2018	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund and Trustee of GLV and GLO.
Hon. Vincent W. Versaci 1971	Trustee Nominee	Trustee since 2013 Term expires 2020 (if elected)	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	Judge Versaci is a Trustee of GLV and GLO.
Clifford J. Weber 1963	Nominee	Term expires in 2020 (if elected)
Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.  Previously, Mr. Weber was the Executive Vice President – Head of Strategy and Product Development of NYSE Liffe U.S., a division of NYSE Euronext, from 2008 to 2013, and held various positions with the American Stock Exchange from 1990 to 2008.
				N/A	Clough Funds Trust (1 fund); Janus Detroit Street Trust (4 funds); Clayton Street Trust (3 funds); Elevation ETF Trust (1 fund).

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees4/Nominees
Edmund J. Burke[5] 1961	Trustee and President Nominee	Trustee since 2006 Term expires 2020 (if elected) President since 2005	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc. (a wholly-owned subsidiary of DST), and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	5
Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust, Trustee and President of Clough Funds Trust, a Trustee and Vice President of the Liberty All-Star Equity Fund, Trustee and President of GLV and GLO, and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Kevin McNally[6] 1969 Clough Capital Partners L.P. One Post Office Square 40th Floor Boston, MA 02109	Trustee	Trustee since 2017 Term expires 2019
Mr. McNally has over 24 years of industry experience focusing almost exclusively on closed-end funds. Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.
				3	Mr. McNally is a Trustee of GLV and GLO.

Officers
Jeremy O. May 1970	Treasurer	Officer since[7] 2005
Mr. May joined ALPS in 1995 and is currently President of ALPS and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May is also Director of ALPS Portfolio Solutions Distributor, Inc. Mr. May is also President, Chairman and Trustee of ALPS Series Trust and Elevation ETF Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.
			N/A	N/A
Sareena Khwaja-Dixon 1980	Secretary	Officer since[7] 2016
Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Stadion Investment Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clough Funds Trust and Assistant Secretary of ALPS Variable Investment Trust.
			N/A	N/A
Melanie Zimdars 1976	Chief Compliance Officer	Officer since[7] 2016
Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Ms. Zimdars is also the CCO of ALPS Series Trust, Broadview Funds Trust, Elkhorn ETF Trust, Clough Funds Trust and Goehring & Rozencwajg Investment Funds Trust.
			N/A	N/A
Alan Gattis 1980	Assistant Treasurer	Officer since[7] 2016
Mr. Gattis joined ALPS in 2011, and is currently Vice President and Fund Controller. Prior to ALPS Mr. Gattis served as Audit Manager, Spicer Jeffries LLP, from 2009 through 2011 and Auditor, PricewaterhouseCoopers LLP, from 2004 through 2009. Mr. Gattis also serves as Assistant Treasurer of Clough Funds Trust, Griffin Institutional Access Real Estate Fund, Elevation ETF Trust, Financial Investors Trust, and ALPS Series Trust.
			N/A	N/A

Jennifer A. Craig 1973	Assistant Secretary	Officer since[7] 2016
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Legal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust and Clough Funds Trust.
			N/A	N/A
1	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
2	The Fund commenced operations on April 27, 2005.
3
The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

4	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.
5	Mr. Burke is considered to be an “Interested Trustee” because he is President of the Fund.
6	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as the Fund’s investment adviser.
7	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.
†	Mr. Rantzow expects to retire from the Board at the conclusion of the Annual Meeting of Shareholders.
††	Mr. Mee is not seeking reelection as a Trustee at the Annual Meeting of Shareholders after his term has expired.
*	Mr. Weber also serves as a trustee of Clough Funds Trust, along with Mr. Burke. Jennifer A. Craig, Sareena Khwaja-Dixon, Melanie Zimdars and Alan Gattis serve as officers of Clough Funds Trust.

Beneficial Ownership of Shares Held in the Fund Complex by each Trustee/Nominee

Set out in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each Trustee.

Independent Trustee/Nominee	Dollar Range[1,2] of Equity Securities Held in the Fund:	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[3]
Robert L. Butler	$10,001-$50,000	$50,001-$100,000
Adam D. Crescenzi	$0	$1-$10,000
John F. Mee	$0	$0
Richard C. Rantzow	$1-$10,000	$10,001-$50,000
Jerry G. Rutledge	$1-$10,000	$1-$10,000
Vincent W. Versaci	$10,001-$50,000	$10,001-$50,000
Clifford J. Weber	$0	$0
Interested Trustee/Nominee
Edmund J. Burke	$0	$0
Kevin McNally	$0	$0

(1)
This information has been furnished by each Trustee and nominee for election as Trustee as of March 31, 2017. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total shares outstanding.
(3)	The funds in the family of investment companies for all Trustees consist of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

Trustee Transactions with Fund Affiliates

As of March 31, 2017, none of the independent trustees, meaning those Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and are independent under the NYSE MKT LLC’s (“NYSE MKT”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in Clough, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Fund and other in affiliated registered funds. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party.

Trustee Compensation

The following table sets out certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2016. Trustees and Officers of the Fund who are employed by ALPS or Clough receive no compensation or expense reimbursement from the Fund.

Compensation Table for the Fiscal Year Ended October 31, 2016.

Name of Trustee/ Nominee	Total Compensation Paid From the Fund	Total Compensation Paid From the Fund Complex[1]
Robert L. Butler	$24,600	$73,800
Adam D. Crescenzi	$20,500	$61,500
John F. Mee	$20,500	$61,500
Richard C. Rantzow	$22,550	$67,650
Jerry G. Rutledge	$20,500	$61,840
Vincent W. Versaci	$20,500	$61,500

(1)
The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

The Fund pays compensation to the Chairman of the Board (the “Chairman”) and each Independent Trustee who is not affiliated with ALPS or Clough or their affiliates. The Independent Trustees receive from the Fund an annual retainer of $14,000 per year plus $1,500 per Board meeting attended. The Chairman receives from the Fund an annual retainer of $16,800 per year plus $1,800 per Board meeting attended. The Audit Committee Chairman receives from the Fund an annual retainer of $15,400 per year plus $1,650 per Board meeting attended. For each telephonic Board meeting attended, the Trustees are paid as follows: (i) $500 for each Independent Trustee; (ii) $600 for the Chairman; and (iii) $550 for the Chairman of the Audit Committee. The Independent Trustees do not receive any additional fees for in-person or telephonic committee meetings. The Chairman, Audit Committee Chairman and each Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings are also paid for by the Fund.

During the fiscal year ended October 31, 2016, the Board of the Fund met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, has appointed an Independent Trustee as Chairman of the Board whose role is to preside at all meetings of the Board. The Chairman is involved, at his discretion, in the preparation of the agendas for the Board meetings. In between meetings of the Board, the Chairman may act as liaison between the Board and the Fund’s officers, attorneys and various other service providers, including but not limited to, the Fund’s investment adviser, administrator and other such third parties servicing the Fund. The Chairman may also perform other functions as may be delegated by the Board from time to time. The Board believes that the use of an Independent Trustee as Chairman is the appropriate leadership structure for mitigating potential conflicts with the Adviser and facilitates the ability to maintain a robust culture of compliance. The Board has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating Committee; and the Executive Committee. The Audit Committee and Nominating Committee are each chaired by, and composed of, members who are Independent Trustees. The Executive Committee consists of two Interested Trustees and one Independent Trustee.

Oversight of Risk Management

The Fund, by the nature of its business, is confronted with various risks such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risks that may affect the Fund can be known, eliminated or mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its investment strategies.

However, as required under the 1940 Act, the Board has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board implements its oversight role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that: (i) evaluate the operation of the Fund’s service providers; (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and; (iii) disclose any material compliance matter that occurred since the date of the last CCO report. In addition, the Chairman and the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Chairman and the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas or responsibility between the full Board, its various committees and certain officers of the Fund. Furthermore, the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their responsibilities. As discussed above and in consideration of other factors not referenced herein, the function of the Board with respect to its leadership role concerning risk management is one of oversight and not active management or coordination of the Fund’s day-to-day risk management activities.

The role of the Fund’s Audit Committee is to assist the Board in its oversight of: (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountant”) and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent accountant’s qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Audit Committee on December 21, 2016. The Charter is available at the Fund’s website, www.cloughglobal.com. As set out in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control and the Fund’s independent accountant is responsible for planning and carrying out proper audits and reviews. The independent accountant is ultimately accountable to the Fund’s Board and Audit Committee, as representatives of the Fund’s shareholders. The independent accountant for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 21, 2016, the Audit Committee reviewed and discussed with management of the Fund and the independent accountant, Cohen & Company, Ltd. (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2016, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16 Communications with Audit Committees. The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set out above, and as more fully set out in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set out in the Charter and those discussed above, the Audit Committee recommends that the Fund’s audited financial statements, subject to the modifications discussed at the December 21, 2016 Audit Committee meeting, be included in the Fund’s Annual Report for the fiscal year ended October 31, 2016.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Richard C. Rantzow, Chairman
Robert L. Butler
Adam D. Crescenzi
John F. Mee
Jerry G. Rutledge
Vincent W. Versaci

December 21, 2016

Audit Committee

The Audit Committee met 3 times during the fiscal year ended October 31, 2016. The Audit Committee is composed of six Independent Trustees, namely Messrs. Butler, Crescenzi, Mee, Rantzow, Rutledge and Judge Versaci. None of the members of the Audit Committee are “interested persons” of the Fund. It is expected that Ms. DiGravio and Mr. Weber will join the Audit Committee upon joining the Board.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Richard C. Rantzow is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE MKT listing standards. Mr. Rantzow serves as the Chairman of the Audit Committee for the Fund. The Audit Committee has also determined that Ms. DiGravio meets the criteria to be designated an audit committee financial expert.

Nominating Committee

The Fund’s Board has a Nominating Committee composed of six Independent Trustees as the term is defined by the NYSE MKT listing standards, namely Messrs. Butler, Crescenzi, Mee, Rantzow, Rutledge and Judge Versaci. None of the members of the Nominating Committee are “interested persons” of the Fund. It is expected that Ms. DiGravio and Mr. Weber will join the Nominating Committee upon joining the Board. The Nominating Committee operates pursuant to the Nominating Committee Charter (the “Charter”) that was most recently reviewed and approved by the Nominating Committee on October 5, 2016. The Charter is available at the Fund’s website, www.cloughglobal.com. The Nominating Committee met three times during the fiscal year ended October 31, 2016. The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members and officers of the Fund in the event that a position is vacated or created. Mr. Crescenzi serves as Chairman of the Nominating Committee of the Fund.

When such vacancies or creations occur, the Nominating Committee will consider Trustee candidates recommended by a variety of sources. The Nominating Committee has a diversity policy. In considering Trustee candidates, the Nominating Committee will take into consideration the interest of shareholders, the needs of the Board and the Trustee candidate’s qualifications, which include but are not limited to, the diversity of the individual’s professional experience, education, individual qualification or skills.

Shareholders may submit for the Nominating Committee’s consideration recommendations regarding potential independent Board member nominees. The Charter of the Nominating Committee (which is available at www.cloughglobal.com) includes criteria that the Nominating Committee will assess in determining whether it will consider a shareholder’s submission. In addition, the by-laws of the Fund contain detailed requirements regarding information that must be included with any shareholder proposal.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Executive Committee

The Executive Committee meets periodically to take action, as authorized by the Board, if the Board cannot meet. Members of the Executive Committee are currently Messrs. Burke, Butler and McNally. During the fiscal year ended October 31, 2016, the Executive Committee did not meet. Mr. McNally joined the Executive Committee in May 2017.

Compensation Committee

The Fund does not have a compensation committee.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Fund’s Annual Meeting of Shareholders held in 2016.

REQUIRED VOTE

Proposal 1

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the Shares of the Fund entitled to vote and represented at the Fund’s Meeting, if a quorum is present.

Broker Non-Votes and Abstentions

Votes will be counted as either “FOR” or “AGAINST.” Abstentions or broker non-votes will not be counted as votes cast. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum. Accordingly, abstentions or broker non-votes will have no effect on Proposal 1.

Shareholders of the Fund will be informed of the voting results of its Meeting in the Fund’s Annual Report dated October 31, 2017.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S NOMINEES BY USING THE WHITE PROXY CARD.

The following table shows the ownership of Shares by the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Shares.

5% or Greater Shareholders

GLQ Common Shares[1]
Title of class	Name and address of beneficial owner	Percent of class	Amount and nature of beneficial ownership
Common shares	Bank of America Corporation Bank of America Corporate Center 100 N Tryon Street Charlotte, NC 28255	7.07%	1,248,462
Common shares	RiverNorth Capital Management LLC 325 N. LaSalle Street Suite 645 Chicago, IL 60654-7030	9.65%	1,704,080
Common shares
Bulldog Investors LLC
Park 80 West, 250 Pehle Ave. Suite 708
Saddle Brook, NJ 07663

Phillip Goldstein
Park 80 West, 250 Pehle Ave. Suite 708
Saddle Brook, NJ 07663

Andrew Dakos
Park 80 West, 250 Pehle Ave. Suite 708
Saddle Brook, NJ 07663

Steven Samuels
Park 80 West, 250 Pehle Ave. Suite 708
Saddle Brook, NJ 07663
		6.26%(a)	1,104,979(a)
Common shares	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, New York 10174 Boaz R. Weinstein 405 Lexington Avenue, 58th Floor New York, New York 10174	13.65%(b)	2,409,240(b)

(a)	Bulldog Investors LLC, Phillip Goldstein, Andrew Dakos and Steven Samuels filed their schedule 13G jointly and did not differentiate holdings as to each entity.
(b)
Saba Capital Management, L.P. and Boaz R. Weinstein filed their schedule 13D jointly and did not differentiate holdings as to each entity.  The percentages used in this Schedule 13D are calculated based upon 17,653,305 Shares outstanding as of October 31, 2016 as reported in the Issuer's Annual Report to Shareholders on Form N-CSR filed on January 9, 2017.

(1)	The table above shows 5% or greater shareholders’ ownership of Shares as of May 4, 2017. The information contained in this table is based on Schedule 13G/D filings made on or before May 4, 2017.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44145, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2017. Cohen acted as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2016. The Fund knows of no direct financial or material indirect financial interest of Cohen in the Fund. A representative of Cohen will not be present at the Meetings, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets out the aggregate audit and non-audit fees billed to the Fund for each of the last two fiscal years for professional services rendered by the Fund’s principal accountant, Cohen.

	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2015
Audit Fees (1)	$20,500	$20,500
Audit-Related Fees (2)	0	0
Tax Fees (3)	3,000	3,000
All Other Fees (4)	0	0
Aggregate Non-Audit Fees (5)	3,000	3,000

(1)
Audit Fees are fees billed for professional services rendered by Cohen for the audit of the Fund’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.

(2)
Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees”.

(3)
Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the Fund’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.

(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

(5)
Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the Fund, the Fund’s Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

The Fund’s Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to the Fund and all non-audit services to be provided by the independent registered public accountant to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman of the Audit Committee must report to the Fund’s Audit Committee at its next regularly scheduled meeting after the Chairman of the Audit Committee’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the investment adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or Audit Committee Chairman prior to the completion of the audit. All of the audit and audit-related services and tax services described above for which Cohen billed the Fund fees for the fiscal year ended October 31, 2016, were pre-approved by the Audit Committee.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by internet or mail, officers of the Fund and officers and regular employees of DST Systems, Inc. (“DST”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, and affiliates of DST, ALPS or other representatives of the Fund may also solicit proxies by telephone, internet or in person. The Fund has engaged Okapi Partners LLC, a proxy solicitation firm, to assist in the solicitation of proxies. If representatives of Okapi call you, they will clearly identify themselves as the proxy solicitor for the Fund. It is anticipated that Okapi Partners LLC will be paid solicitation fees not to exceed $225,000 plus charges for calls with individual investors and expenses for such solicitation services, which costs are to be borne by the Fund. Under the terms of the engagement, Okapi will be providing a website for the dissemination of these proxy materials and tabulation services. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares.

The Investment Adviser and Administrator

Clough is the investment adviser for the Fund, and its business address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

ALPS is the administrator for the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Shares (the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and the NYSE MKT and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on these reports and other information provided to the Fund by the Reporting Persons, the Fund believes that all Reporting Persons timely filed the required reports during fiscal year ended October 31, 2016; with the exception of a statement of beneficial ownership on Form 4 of Mr. Rutledge, Trustee of the Fund, that was not filed before the end of the second business day following the day on which a transaction resulting in a change of beneficial ownership was executed.  The statement of change of beneficial ownership of Mr. Rutledge has since been filed with the SEC.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal, including any nomination by a shareholder for a person to serve as Trustee, to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2017 should have been received by the Secretary of the Fund no later than February 20, 2017. To submit a shareholder proposal for the Fund’s annual meeting, a shareholder is required to give to the Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by April 5, 2018. In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2017 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than one hundred fiftieth (150th) day, prior to the first anniversary of the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2018 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders who share the same address and last name may receive only one copy of the proxy materials unless Okapi, in the case of shareholders of record, or such shareholder’s broker, bank or nominee, in the case of shareholders whose shares are held in street name, has received contrary instructions. This practice, known as “householding,” is designed to reduce printing and mailing costs. Shareholders desiring to discontinue householding and receive a separate copy of the proxy materials, may (1) if their shares are held in street name, notify their broker, bank or nominee or (2) if they are shareholders of record, direct a written request to the Fund, addressed to the Secretary of the Fund, c/o ALPS, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE WHITE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

[FORM OF]

WHITE PROXY CARD

CLOUGH GLOBAL EQUITY FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY.**

1. MAIL your signed and voted proxy back in the postage paid envelope provided.
2. ONLINE at WWW.OKAPIVOTE.COM/CLOUGH2017 using your control number found below.
3. LIVE with a live operator when you call toll-free **(888) 785-6668** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

CONTROL NUMBER [ ]

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

CLOUGH GLOBAL EQUITY FUND

TO BE HELD ON AUGUST 3, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The undersigned hereby revokes all previous proxies for his or her shares of Clough Global Equity Fund (the “Fund”) and appoints Sareena Khwaja-Dixon, Jennifer A. Craig, Daniel J. Gillis, Austin McClintock, Bruce H. Goldfarb and Dan Niebler, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Shareholders’ Meeting (the “Meeting”) to be held at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 a.m. (Eastern time), including any postponements or adjournments thereof, upon the matters set forth on the reserve side, and instructs the proxies to vote in accordance with their discretion upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy. It will be voted as specified on the reverse side. If no specification is made, this proxy shall be voted FOR the election of nominees for Trustee for the terms specified in the proxy statement (Proposal 1). As described in the proxy statement, any other matters that properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with their discretion. Management is not aware of any such matters.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the Meeting in person. This will save the expense of follow-up letters to shareholders who have not responded.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (888) 785-6668. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILIBILITYOF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2017. The Fund’s Notice of Annual Shareholders’ Meeting, Proxy Statement and form of Proxy are also available at **WWW.OKAPIVOTE.COM/CLOUGH**.